Exhibit 99.1

New Relic Announces Third Quarter of Fiscal Year 2015 Results

Revenue increased 69% year-over-year to $29.0 million

Dollar-Based Net Expansion Rate of 132%

San Francisco – February 12, 2015 - Software analytics company New Relic, Inc. (NYSE: NEWR), today announced financial results for the third fiscal quarter ended December 31, 2014.

“New Relic’s strong quarter was the result of our passion for delivering beautiful products that our customers love to use,” said Lew Cirne, founder and CEO, New Relic. “Today, we believe every business is becoming a software business. And, that’s why companies of all sizes are rapidly turning to New Relic’s highly-differentiated software analytics platform to get lightning-fast answers to their important business questions.”

Third Quarter 2015 Financial Highlights:

•	Revenue of $29.0 million, up 69% compared with the third quarter of fiscal 2014 and 14% from the second quarter of fiscal 2015.

•	GAAP loss from operations was $15.6 million for the third quarter of fiscal 2015, compared with GAAP loss from operations of $11.7 million for the third quarter of fiscal 2014. Non-GAAP loss from operations was $11.8 million for the third quarter of fiscal 2015, compared with non-GAAP loss from operations of $8.5 million for the third quarter of fiscal 2014.

•	GAAP net loss per share was $0.70 for the third quarter of fiscal 2015 based on 22.8 million weighted-average shares outstanding, compared with GAAP net loss per share of $0.76 for the third quarter of fiscal 2014 based on 15.6 million weighted-average shares outstanding. Non-GAAP net loss per share was $0.28 for the third quarter of fiscal 2015 based on 42.3 million non-GAAP weighted-average shares outstanding, compared with non-GAAP net loss per share of $0.23 for the third quarter of fiscal 2014 based on 37.9 million non-GAAP weighted-average shares outstanding.

•	Cash, cash equivalents and short-term investments were $204.8 million at the end of the third quarter of fiscal 2015, compared with $92.4 million at the end of the second quarter of fiscal 2015.

Customer Highlights:

•	Paid Business Accounts as of December 31, 2014 of 11,270.

•	Dollar-Based Net Expansion Rate for the quarter ended December 31, 2014 of 132%.

•	New customers in the quarter included: Capital One Services, CarAdvice.com.au, Casting Networks, Hootsuite Media, Interactive Intelligence Group, Liazon, LiveAuctioneers, Oportun, Slacker, Socialware, Verafin and Walgreens Boots Alliance.

•	Expanded customer relationships in the quarter included: Adobe Systems Incorporated, Betfair, Bloom That, Citrix Systems, Condé Nast, Coupa, E*TRADE Financial, Gilt Groupe, HolidayCheck AG, LendingClub, Lowcost Travel Group, Manheim, Hautelook, Scholastic and Zendesk.

Third Quarter & Recent Business Highlights:

•	Completed initial public offering on the New York Stock Exchange, raising $119.9 million in net proceeds.

•	Recognized as a “Leader” in Gartner’s Magic Quadrant for Application Performance Monitoring for the third year in a row, with the highest position for ability to execute.

•	Acquired Few Ducks, S.L. (Ducksboard), a Barcelona-based provider of real-time dashboards for tracking business metrics from a broad set of application sources.

•	Hosted a highly successful FutureStack 2014, New Relic’s second annual user conference, attracting more than 1,200 developers and customers of all sizes.

•	Announced the general availability of New Relic Browser and New Relic Synthetics, adding to New Relic’s suite of advanced Software Analytics products.

Outlook:

New Relic is initiating its outlook for its fourth quarter of fiscal 2015, as well as the full fiscal year 2015.

•	Fourth Quarter Fiscal 2015 Outlook:

•	Revenue between $30.0 million and $30.5 million, representing year-over-year growth of between 51% and 54%.

•	Non-GAAP loss from operations of between $11.0 million and $12.0 million.

•	Non-GAAP net loss per share of between $0.23 and $0.25. This assumes 47.2 million non-GAAP weighted average common shares outstanding.

•	Full Year Fiscal 2015 Outlook:

•	Revenue between $107.0 million and $107.5 million, representing year-over-year growth of between 69% and 70%.

•	Non-GAAP loss from operations of between $37.0 million and $38.0 million.

•	Non-GAAP net loss per share of between $0.90 and $0.92. This assumes 41.3 million non-GAAP weighted average common shares outstanding.

Conference Call Details:

•	What: New Relic financial results for the third quarter of fiscal 2015 and outlook for the fourth quarter of fiscal 2015 and the full year of fiscal 2015

•	When: February 12, 2015 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time)

•	Dial in: To access the call in the U.S., please dial (877) 201-0618, and for international callers, please dial (647) 788-4901. Callers may provide confirmation number 65846910 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.newrelic.com (live and replay)

•	Replay: Following the completion of the call through 11:59 PM Eastern Time on February 19, 2015, a telephone replay will be available by dialing (855) 859-2056 from the United States or (404) 537-3406 internationally with conference ID 65846910.

About New Relic

New Relic is a software analytics company that makes sense of billions of data points about millions of applications in real time. New Relic’s comprehensive SaaS-based solution provides one powerful interface for web and native mobile applications and consolidates the performance monitoring data for any chosen technology in your environment. More than 250,000 users and 11,000 paid business accounts trust New Relic to tap into the billions of real-time metrics from inside their production software — and provide answers to their important business questions. When your brand and customer experience depend on the performance of modern software, New Relic provides insight into your overall environment. Learn more at http://newrelic.com.

Forward-Looking Statements

This press release contains “forward-looking” statements, as that term is defined under the federal securities laws, including but are not limited to statements regarding New Relic’s future financial performance, including its expected financial results for the fourth quarter of fiscal year 2015 and for the full fiscal year 2015, market trends, customer adoption of New Relic’s products, New Relic’s ability to execute and New Relic’s belief that every business is becoming a software business. These forward-looking statements are based on New Relic’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause New Relic’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, New Relic’s ability to generate sufficient revenue to achieve and sustain profitability, particularly in light of its significant ongoing expenses; New Relic’s short operating history in an evolving industry; New Relic’s ability to manage its rapid recent growth; fluctuation of New Relic’s quarterly results; the dependence of New Relic’s business on its customers purchasing additional subscriptions and products from it and renewing their subscriptions; New Relic’s ability to develop enhancements to its products, increase adoption and usage of its products and introduce new products that achieve market acceptance; New Relic’s ability to persuade New Relic’s customers to expand their use of New Relic’s products to additional use cases; New Relic’s ability to determine optimal prices for its products; New Relic’s ability to expand its marketing and sales capabilities and increase sales of its solutions to large enterprises while mitigating the risks associated with serving such customers; privacy concerns, which could result in additional cost and liability to New Relic or inhibit sales; changes in privacy laws, regulations and standards; New Relic’s ability to effectively compete in the intensely competitive market for application performance monitoring solutions and respond effectively to rapidly changing technology, evolving industry standards and changing customer needs, requirements or preferences; New Relic’s dependence on lead generation strategies to drive sales and revenue; interruptions or performance problems associated with New Relic’s technology and infrastructure; defects or disruptions in New Relic’s products; the expense and complexity of New Relic’s ongoing and planned investments in data center hosting facilities; risks associated with international operations; New Relic’s ability to protect its intellectual property rights; and other “Risk Factors” set forth in New Relic’s most recent filings with the Securities and Exchange Commission (the “SEC”).

Further information on these and other factors that could affect New Relic’s financial results and the forward-looking statements in this press release is included in the filings we make with the SEC from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Copies of these documents may be obtained by visiting New Relic’s Investor Relations website at http://ir.newrelic.com or the SEC’s website at www.sec.gov.

New Relic assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

New Relic discloses the following non-GAAP financial measures in this release: non-GAAP loss from operations, non-GAAP net loss, non-GAAP gross profit, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative and non-GAAP weighted average shares outstanding. New Relic uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. New Relic believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

New Relic defines non-GAAP gross profit, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP loss from operations and non-GAAP net loss as the respective GAAP balances, adjusted for: (1) stock-based compensation, (2) amortization of stock-based compensation capitalized in software development costs, (3) the amortization of purchased intangibles, (4) lawsuit litigation and (5) the transaction costs related to acquisition. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the non-GAAP weighted average shares outstanding that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

With respect to New Relic’s outlook under “Outlook” above, New Relic has not reconciled non-GAAP loss from operations to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share because certain items such as stock-based compensation and lawsuit litigation expenses are out of New Relic’s control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort.

Operating Metrics

New Relic’s dollar-based net expansion rate compares its recurring subscription revenue from customers from one period to the next. It is increased when customers increase their use of New Relic’s products, use additional products, or upgrade to a higher subscription tier. New Relic’s dollar-based net expansion rate is reduced when customers decrease their use of New Relic’s products, use fewer products, or downgrade to a lower subscription tier.

Investor Relations Contact:

Jonathan Parker, New Relic, Inc.

503-336-9280

IR@newrelic.com

Media Contact:

Andrew Schmitt, New Relic, Inc.

415-869-7109

aschmitt@newrelic.com

Condensed Consolidated Statements of Operations

(In thousands, except per share data; unaudited)

	Three Months Ended,		Nine Months Ended,
	December 31,		December 31,
	2014	2013	2014	2013
Revenue	$29,029	$17,185	$77,003	$43,331
Cost of revenue	5,940	2,935	15,001	7,402

Gross profit	23,089	14,250	62,002	35,929
Operating expenses:
Research and development	6,410	4,478	16,659	12,212
Sales and marketing	25,460	17,084	63,094	42,091
General and administrative	6,864	4,396	17,464	11,557

Total operating expenses	38,734	25,958	97,217	65,860

Loss from operations	(15,645)	(11,708)	(35,215)	(29,931)
Other income (expense):
Interest income	47	3	65	13
Interest expense	(54)	(15)	(83)	(49)
Other (expense), net	(381)	(181)	(195)	(503)

Loss before income taxes	(16,033)	(11,901)	(35,428)	(30,470)
Benefit from income taxes	(104)	—	(104)	—

Net loss	$(15,929)	$(11,901)	$(35,324)	$(30,470)

Net loss per share attributable to common stockholders, basic and diluted	$(0.70)	$(0.76)	$(1.94)	$(1.96)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	22,847	15,626	18,182	15,561

Condensed Consolidated Balance Sheets

(In thousands, except par value; unaudited)

	December 31, 2014	March 31, 2014
Assets
Current assets:
Cash and cash equivalents	$167,740	$19,453
Short-term investments	37,045	—
Accounts receivable, net of allowance for doubtful accounts of $246 and $84, respectively	12,057	5,532
Prepaid expenses and other current assets	4,068	2,491

Total current assets	220,910	27,476
Property and equipment, net	33,782	20,183
Restricted cash	5,626	5,601
Goodwill and intangible assets, net	4,606	—
Other assets	636	1,948

Total assets	$265,560	$55,208

Liabilities, convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$3,814	$4,109
Accrued compensation and benefits	5,180	2,822
Other current liabilities	3,189	2,160
Deferred revenue	23,458	10,359

Total current liabilities	35,641	19,450
Deferred rent, non-current	4,455	3,606
Other liabilities, non-current	592	900

Total liabilities	40,688	23,956
Convertible preferred stock:
Convertible preferred stock, $0.001 par value	—	95,917

Stockholders’ equity (deficit):
Common stock, $0.001 par value	47	16
Treasury stock - at cost (260 shares)	(263)	(263)
Additional paid-in capital	341,915	17,033
Accumulated other comprehensive loss	(52)	—
Accumulated deficit	(116,775)	(81,451)

Total stockholders’ equity (deficit)	224,872	(64,665)

Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$265,560	$55,208

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Nine Months Ended
	December 31,
	2014	2013
Cash flows from operating activities:
Net loss:	$(35,324)	$(30,470)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,089	3,133
Stock-based compensation expense	7,592	4,724
Deferred tax	(125)	—
Change in fair value of preferred stock warrant liability	82	488
Other	251	182
Changes in operating assets and liabilities:
Accounts receivable	(6,754)	(3,165)
Prepaid expenses and other assets	(1,443)	(338)
Accounts payable	(777)	821
Accrued compensation and benefits and other liabilities	2,936	1,170
Deferred revenue	13,273	4,402
Deferred rent	771	1,324

Net cash used in operating activities:	(13,429)	(17,729)
Cash flows from investing activities:
Purchases of property and equipment	(10,628)	(8,326)
Cash paid for the acquisition of Few Ducks, S.L., net of cash acquired	(2,262)	—
Increase in restricted cash	(25)	(1,268)
Purchases of short-term investments	(37,189)	—
Capitalized software development costs	(6,667)	(3,476)

Net cash used in investing activities	(56,771)	(13,070)
Cash flows from financing activities:
Proceeds from issuances of preferred stock, net of issuance costs	97,243	—
Proceeds from initial public offering, net of issuance costs	120,601	—
Principal payments on debt	(271)	—
Proceeds from issuance of common stock	914	201

Net cash provided by financing activities	218,487	201

Net increase (decrease) in cash and cash equivalents	148,287	(30,598)
Cash and cash equivalents, beginning of period	19,453	57,099

Cash and cash equivalents, end of period	$167,740	$26,501

Reconciliation from GAAP to Non-GAAP Results

(In thousands, except per share data; unaudited)

	Three Months Ended,		Nine Months Ended,
	December 31,		December 31,
	2014	2013	2014	2013
Reconciliation of gross profit and gross margin:
GAAP gross profit	$23,089	$14,250	$62,002	$35,929
Plus: Stock-based compensation	166	43	359	101
Plus: Amortization of purchased intangibles	198	—	198	—
Plus: Amortization of stock-based compensation capitalized in software development costs	51	14	113	32

Non-GAAP gross profit	$23,504	$14,307	$62,672	$36,062

Reconciliation of operating expenses:
GAAP research and development	$6,410	$4,478	$16,659	$12,212
Less: Stock-based compensation	(721)	(206)	(1,178)	(1,194)

Non-GAAP research and development	$5,689	$4,272	$15,481	$11,018

GAAP sales and marketing	$25,460	$17,084	$63,094	$42,091
Less: Stock-based compensation	(1,474)	(609)	(3,378)	(999)
Less: Amortization of purchased intangibles	(12)	—	(12)	—

Non-GAAP sales and marketing	$23,974	$16,475	$59,704	$41,092

GAAP general and administrative	$6,864	$4,396	$17,464	$11,557
Less: Stock-based compensation	(1,065)	(427)	(2,677)	(2,430)
Less: Lawsuit litigation	(94)	(1,865)	(1,217)	(3,686)
Less: Amortization of purchased intangibles	(37)	—	(37)	—
Less: Transaction costs related to acquisition	(71)	—	(71)	—

Non-GAAP general and administrative	$5,597	$2,104	$13,462	$5,441

Reconciliation of operating loss and operating margin:
GAAP operating loss	$(15,645)	$(11,708)	$(35,215)	$(29,931)
Plus: Stock-based compensation	3,426	1,285	7,592	4,724
Plus: Lawsuit litigation	94	1,865	1,217	3,686
Plus: Amortization of purchased intangibles	247	—	247	—
Plus: Transaction costs related to acquisition	71	—	71	—
Plus: Amortization of stock-based compensation capitalized in software development costs	51	14	113	32

Non-GAAP operating loss	$(11,756)	$(8,544)	$(25,975)	$(21,489)

Reconciliation of net loss attributable to common stockholders:
GAAP net loss attributable to common stockholders	$(15,929)	$(11,901)	$(35,324)	$(30,470)
Plus: Stock-based compensation	3,426	1,285	7,592	4,724
Plus: Lawsuit litigation	94	1,865	1,217	3,686
Plus: Amortization of purchased intangibles	247	—	247	—
Plus: Transaction costs related to acquisition	71	—	71	—
Plus: Amortization of stock-based compensation capitalized in software development costs	51	14	113	32

Non-GAAP net loss attributable to common stockholders	$(12,040)	$(8,737)	$(26,084)	$(22,028)

Reconciliation of net loss per share attributable to common stockholders, basic and diluted:
GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.70)	$(0.76)	$(1.94)	$(1.96)
Non-GAAP adjustments to net loss	0.17	0.20	0.51	0.54
Non-GAAP adjustment to weighted-average shares used to compute net loss per share	0.25	0.33	0.80	0.84

Non-GAAP net loss per share attributable to common stockholders, basic and diluted	(0.28)	(0.23)	(0.63)	(0.58)

Reconciliation of weighted-average shares used to compute net loss per share attributable to common stockholders:
GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted
Conversion of preferred stock	22,847	15,626	18,182	15,561
Non-GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	19,476	22,323	23,076	22,323

	42,323	37,949	41,258	37,884